Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2012 of PBF Energy Inc. (the Company), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Matthew C. Lucey, Senior Vice President, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2013

/s/ Matthew C. Lucey
Matthew C. Lucey
Senior Vice President, Chief Executive Officer
(Principal Financial Officer)

A signed original of the written statement required by Section 906 has been provided to PBF Energy Inc. and will be retained by PBF Energy Inc. and furnished to the Securities and Exchange Commission or its staff upon request.